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                                EXHIBIT 10(B)(2)



                              TERM LOAN AGREEMENT


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                  1993 TERM LOAN AGREEMENT BETWEEN THE REGISTRANT
                  AND SUNBANK, NATIONAL ASSOCIATION, AND RELATED PLEDGE AGREEMENT FILED AS EXHIBIT 10(B)(1) TO AMENDMENT NO. 2 OF THE REGISTRANT'S
                  REGISTRATION STATEMENT ON FORM S-4,
                  REGISTRATION NUMBER 33-63826, IS INCORPORATED HEREIN BY REFERENCE.


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